UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-03835

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item I	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth of capital
Inception Date:
November 15, 1983
Net Assets at
December 31, 2020:
$158,614,637
Portfolio
Composition at
December 31, 2020:
(Percentage of Total Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
On behalf of all of us here at Value Line Funds, I hope this annual report finds you and your families safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2020.
During the annual period, the Fund posted solid double-digit positive absolute returns but lagged the return of its benchmark index, the S&P 500® Index1, on a relative basis.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find financial statements, including a Schedule of Investments, for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2020, especially given the newsworthy events of the annual period.
Economic Review
For calendar year 2020, COVID-19 wreaked havoc on both the U.S. and global economies. Countries were forced to shut down businesses and other workplaces in an effort to gain some control over the pandemic, and the lockdowns, in turn, caused the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth dropped to an annualized growth rate of -5.0% in the first quarter of 2020 and -31.4% in the second quarter, the latter the lowest U.S. GDP reading historically for any quarter. U.S. unemployment leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Retail sales plunged. Manufacturing also took a major hit, with the Institute for Supply Management (ISM) Manufacturing Survey dropping to 41.5 in April, well below the level widely considered to be a sign of contraction. Services, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM Services Index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults — and fears of an economic recession taking hold — drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a $2+ trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included direct checks to many Americans, billions of dollars available to small businesses, and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets. Many of the economic indicators that had been so depressed began to improve. Nonfarm payroll jobs added back almost eight million jobs in May and June. By the

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

end of September, the U.S. economy had gained back more than half the jobs lost in February, March and April. This job growth trend continued for the remainder of the year, with the exception of December when there was a loss of 140,000 jobs. Jobless claims, which peaked at more than 6.8 million at the end of March, declined to 790,000 at the end of December. The unemployment rate fell to 6.7% in December, still high but much better. Manufacturing was a major source of support, with the ISM Manufacturing Survey rebounding to 60 in December, its highest level since August 2018. Strength in the housing market was a notable contributor to the gains in manufacturing. Amid the pandemic, many Americans bought houses in the suburbs, fleeing the density of cities. Historically low interest rates were an added incentive to make a home purchase. Retail sales also rebounded strongly.
While work-at-home scenarios, masks and social distancing measures helped segments of the U.S. economy re-open gradually in phases, pushing third quarter U.S. GDP to a 33.1% growth rate on an annualized basis, the fastest growth rate since the government began to track quarterly GDP data in 1947, prospects for the economy became somewhat clouded by the fall of 2020. COVID-19 cases, hospitalizations and deaths increased rapidly during the fourth quarter, reaching new highs in some states. Partial lockdowns were re-established. Although some economic strength was sapped by the spikes, most economic indicators held up, or surprisingly improved, into the end of the year, supported in large part by optimism around the initial rollout of effective COVID-19 vaccines, resolution of the U.S. elections and a late but material fiscal stimulus package passed by Congress earmarked primarily toward financial help for individuals and small businesses.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index1, returned 18.40% during the 12 months ended December 31, 2020, though this masked heightened volatility. After registering its worst first quarter return on record, the S&P 500® Index soared in the second quarter of 2020 to record its best quarter since the fourth quarter of 1998 and then continued to rally during the second half of the year.
The U.S. equity market began 2020 on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the novel virus would be much more widespread than first thought. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived safe havens, such as U.S. Treasuries. The downturn hit its low on March 23, at which point the major U.S. equity indices had given up all the gains of the past three calendar years. Exacerbating matters was the price of oil plunging to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce output as demand collapsed. Equities subsequently recovered in the final days of the first quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus, described above. Although these initiatives helped stocks move off their prior lows, markets remained volatile into quarter end, and U.S. equities finished the first quarter with their weakest calendar quarter since 2008.
Volatility remained high, but the U.S. equity market soared back in the second and third quarters on a strong rebound in investor sentiment. On the heels of unprecedented monetary and fiscal stimulus, the prospect of a gradual re-opening of U.S. businesses fueled optimism. An additional boost was provided in the third quarter by a stronger than expected corporate earnings season, some positive economic data and encouraging COVID-19 vaccine developments. However, after gaining ground from April through August, the U.S. equity markets declined in September. Headwinds included delays to additional fiscal stimulus, uncertainty around the then-upcoming U.S. elections and the threat of a second wave of COVID-19 and its accompanying lockdowns. The sell-off continued in October. November and December 2020 saw a robust rally on positive COVID-19 vaccine news, the resolution to a contested U.S. presidential election, delivery of fiscal stimulus from Washington D.C., indications the Fed would keep interest rates near zero indefinitely and the beginning of COVID-19 vaccine inoculations. Even adverse headlines — including another round of lockdowns in certain areas of the country and the emergence of new COVID-19 strains — did little to diminish investors’ enthusiasm, as U.S. equities reached new highs at the end of the year.
As was the case since 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2020, though, in a sharp reversal, the value style outperformed growth in the fourth quarter of 2020. Within the U.S. equity markets, large-cap stocks performed best, followed at some distance by small-cap stocks and then by mid-cap stocks. (All as measured by the FTSE Russell indices.1)
In the S&P 500® Index, eight of the 11 sectors generated positive absolute total returns during the annual period. Information technology, consumer discretionary and communication services were the best relative performers. Energy, financials and real estate were the weakest performing sectors in the S&P 500® Index during the annual period.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

All told, the U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index1 and MSCI Emerging Markets Index1, respectively, posted annual returns of 7.82% and 18.31%, respectively. International equity markets followed a similar path as U.S. equities, ending the first quarter of 2020 sharply lower and then rebounding in the subsequent three quarters. Also as in the U.S., most international governments and global central banks took extraordinary measures to limit financial market stress.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.
1
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2020.
How did the Fund perform during the annual period?
The Fund generated a total return of 17.55% during the 12 months ended December 31, 2020. This compares to the 18.40% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted positive double-digit absolute returns but underperformed the S&P 500® Index on a relative basis during the 12-month reporting period.
Stock selection and sector allocation decisions overall proved effective. Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. On the other hand, as large-cap stocks fared better than mid-cap and small-cap stocks, the Fund’s performance was muted by the average market capitalizations of its holdings being substantially less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the health care and industrials sectors. Having no exposure to energy, the weakest sector in the S&P 500® Index during the annual period, added value as well.
Only partially offsetting these positive contributors was stock selection in the information technology sector, which detracted most, attributable primarily to not holding positions in the sector’s strong performers Apple and Microsoft. Weak stock selection in consumer discretionary and holding no positions in the strongly-performing communication services sector further dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were veterinary testing applications-focused medical equipment provider IDEXX Laboratories, pest control services provider Rollins and weighing instruments manufacturer Mettler-Toledo International. Shares of each of these companies enjoyed robust double-digit gains during the annual period because of stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt most by not owning the three biggest components of the S&P 500® Index as measured by market capitalization — information technology giants Apple and Microsoft and consumer discretionary’s e-commerce behemoth Amazon.com. Each of these companies posted a robust double-digit share price gain during the annual period. However, currently, the Fund does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its US Insurance mid-cap growth category.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we initiated new Fund positions in specialty finance company Jack Henry & Associates, insurance company W.R. Berkley and camping grounds and seasonal resort communities real estate company Equity LifeStyle Properties, which have each established, in our view, a consistent history of good earnings growth and stock price growth.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Among those positions eliminated from the Fund during the annual period were health care products and services distributor Henry Schein, consumer-branded meat and food products manufacturer Hormel Foods and rail operator Canadian National Railway because each has no longer been delivering the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2020, we shifted from a rather neutral position relative to the S&P 500® Index in consumer discretionary to an underweighted allocation.
How was the Fund positioned relative to its benchmark index at the end of December 2020?
As of December 31, 2020, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, health care, financials, real estate and consumer discretionary sectors on the same date. On December 31, 2020, the Fund held no positions at all in the energy, communication services and utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Top Ten Holdings as of 12/31/2020 (Unaudited)*
Issue	Shares	Value	Percentage of Net Assets
Rollins, Inc.	214,499	$8,380,476	5.3%
Mettler-Toledo International, Inc.	6,200	7,066,016	4.5%
IDEXX Laboratories, Inc.	13,500	6,748,245	4.2%
Roper Technologies, Inc.	15,400	6,638,786	4.2%
Teledyne Technologies, Inc.	15,500	6,075,690	3.8%
AutoZone, Inc.	5,000	5,927,200	3.7%
Fiserv, Inc.	51,200	5,829,632	3.7%
ANSYS, Inc.	15,800	5,748,040	3.6%
AMETEK, Inc.	45,000	5,442,300	3.4%
HEICO Corp.	41,033	5,432,769	3.4%
Common Stock Sectors as of 12/31/2020 (Unaudited)
(Percentage of Total Investments in Securities)*

Industrials
39.7%
Information Technology
17.0%
Healthcare
11.4%
Consumer Discretionary
9.5%
Materials
9.3%
Consumer Staples
7.2%
Financials
4.4%
Real Estate
1.5%

*
Excludes short-term investments, if any.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2020) (Unaudited)
	1 Yr	5 Yrs	10 Yrs
Value Line Centurion Fund, Inc.	17.55%	14.93%	13.40%
S&P 500® Index	18.40%	15.22%	13.88%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500® Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends, if any.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on July 1, 2020 and held for six months ended December 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,208.80	$4.83	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42	0.87%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
 Schedule of Investments
December 31, 2020
Shares		Value
Common Stocks 96.6%
Consumer Discretionary 9.1%
Retail 9.1%
5,000	AutoZone, Inc.(1)	$5,927,200
4,900	Domino’s Pizza, Inc.	1,878,954
3,800	O’Reilly Automotive, Inc.(1)	1,719,766
72,800	TJX Companies, Inc. (The)	4,971,512
		14,497,432
Consumer Staples 7.0%
Food 2.1%
21,500	J&J Snack Foods Corp.	3,340,455
Household Products 3.4%
61,600	Church & Dwight Co., Inc.	5,373,368
Retail 1.5%
13,100	Casey’s General Stores, Inc.	2,339,922
		11,053,745
Financials 4.2%
Insurance 4.2%
3,000	Alleghany Corp.	1,811,070
15,000	American Financial Group, Inc.	1,314,300
10,200	Arch Capital Group, Ltd.(1)	367,914
15,000	Berkley (W.R.) Corp.	996,300
13,500	RenaissanceRe Holdings, Ltd.	2,238,570
		6,728,154
Healthcare 11.0%
Electronics 4.5%
6,200	Mettler-Toledo International, Inc.(1)	7,066,016
Healthcare Products 4.8%
2,600	Cooper Cos., Inc. (The)	944,632
13,500	IDEXX Laboratories, Inc.(1)	6,748,245
		7,692,877
Healthcare Services 1.7%
5,000	Chemed Corp.	2,663,050
		17,421,943
Industrials 38.4%
Aerospace & Defense 10.1%
41,033	HEICO Corp.	5,432,769
7,000	Northrop Grumman Corp.	2,133,040
6,000	Spirit AeroSystems Holdings, Inc. Class A	234,540
15,500	Teledyne Technologies, Inc.(1)	6,075,690
3,600	TransDigm Group, Inc.(1)	2,227,860
		16,103,899
Shares		Value
Industrials 38.4% (Continued)
Commercial Services 10.1%
3,500	Cintas Corp.	$1,237,110
20,500	Equifax, Inc.	3,953,220
27,030	IHS Markit, Ltd.	2,428,105
214,499	Rollins, Inc.	8,380,476
		15,998,911
Electrical Equipment 3.4%
45,000	AMETEK, Inc.	5,442,300
Electronics 4.2%
15,400	Roper Technologies, Inc.	6,638,786
Environmental Control 4.9%
26,000	Republic Services, Inc.	2,503,800
51,300	Waste Connections, Inc.	5,261,841
		7,765,641
Machinery Diversified 4.1%
14,200	IDEX Corp.	2,828,640
38,000	Toro Co. (The)	3,603,920
		6,432,560
Miscellaneous Manufacturers 1.6%
16,000	Carlisle Companies, Inc.	2,498,880
		60,880,977
Information Technology 16.4%
Commercial Services 0.7%
6,900	Gartner, Inc.(1)	1,105,311
Software 15.7%
15,800	ANSYS, Inc.(1)	5,748,040
11,600	Broadridge Financial Solutions, Inc.	1,777,120
25,000	Cadence Design Systems, Inc.(1)	3,410,750
5,200	Fair Isaac Corp.(1)	2,657,408
51,200	Fiserv, Inc.(1)	5,829,632
10,900	Jack Henry & Associates, Inc.	1,765,691
35,000	Open Text Corp.	1,591,100
4,900	Tyler Technologies, Inc.(1)	2,138,948
		24,918,689
		26,024,000
Materials 9.0%
Chemicals 4.7%
17,000	Ecolab, Inc.	3,678,120
32,600	FMC Corp.	3,746,718
		7,424,838
Packaging & Containers 4.3%
21,000	AptarGroup, Inc.	2,874,690
42,400	Ball Corp.	3,950,832
		6,825,522
		14,250,360

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Schedule of Investments (Continued)
December 31, 2020
Shares		Value
Common Stocks 96.6% (Continued)
Real Estate 1.5%
REITS 1.5%
8,000	American Tower Corp. REIT	$1,795,680
8,000	Equity Lifestyle Properties, Inc. REIT	506,880
		2,302,560
Total Common Stocks (Cost $54,737,794)		153,159,171
Short-Term Investment 3.4%
Money Market Fund 3.4%
5,396,740	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(2)	5,396,740
Total Short-Term Investment (Cost $5,396,740)		5,396,740
Value
Total Investments In Securities 100.0% (Cost $60,134,534)	$158,555,911
Cash And Other Assets In Excess Of Liabilities 0.0%	58,726
Net Assets 10\0.0%	$158,614,637

(1)
Non-income producing.

(2)
Rate reflects 7 day yield as of December 31, 2020.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$153,159,171	$—	$—	$153,159,171
Short-Term Investment	5,396,740	—	—	5,396,740
Total Investments in Securities	$158,555,911	$—	$—	$158,555,911

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Statement of Assets and Liabilities
 Statement of Operations

December 31, 2020

ASSETS:
Investments in securities, at value (Cost – $60,134,534)	$158,555,911
Receivable for capital shares sold	223,928
Dividends and interest receivable	104,956
Prepaid expenses	1,575
Receivable for securities lending income	207
Total Assets	158,886,577
LIABILITIES:
Payable for capital shares redeemed	104,202
Accrued expenses:
Advisory fee	59,530
Service and distribution plan fees	35,814
Custody and accounting fees payable	22,694
Directors’ fees and expenses	239
Other	49,461
Total Liabilities	271,940
Net Assets	$158,614,637
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 4,992,749 shares)	$4,992,749
Additional paid-in capital	40,824,999
Distributable Earnings (Loss)	112,796,889
Net Assets	$158,614,637
Net Asset Value Per Outstanding Share ($158,614,637 ÷ 4,992,749 shares outstanding)	$31.77
For the Year Ended
December 31, 2020

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $11,972)	$1,283,455
Securities lending income (Net)	9,439
Total Income	1,292,894
Expenses:
Advisory fees	650,042
Service and distribution plan fees	577,354
Auditing and legal fees	58,882
Custody and accounting fees	55,641
Fund administration fees	31,500
Printing and postage fees	17,703
Directors’ fees and expenses	16,089
Compliance and tax service fees	13,798
Insurance fees	6,544
Registration and filing fees	1,926
Other	19,812
Total Expenses Before Fees Waived (See Note 5)	1,449,291
Less: Service and Distribution Plan Fees Waived	(186,268)
Net Expenses	1,263,023
Net Investment lncome/(Loss)	29,871
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	14,371,303
Foreign currency transactions	(239)
14,371,064
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	9,622,656
Foreign currency translations	(159)
9,622,497
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	23,993,561
Net Increase/(Decrease) in Net Assets from Operations	$24,023,432

See Notes to Financial Statements.

■  Value Line Centurion Fund, Inc.
 Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$29,871	$131,220
Net realized gain/(loss) on investments and foreign currency	14,371,064	26,213,157
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	9,622,497	13,593,679
Net increase/(decrease) in net assets from operations	24,023,432	39,938,056
Distributions to Shareholders from:
Distributable Earnings	(26,329,612)	(8,913,738)
Share Transactions:
Proceeds from sale of shares	1,635,636	1,693,892
Proceeds from reinvestment of distributions to shareholders	26,329,612	8,913,738
Cost of shares redeemed	(16,720,309)	(16,207,792)
Net increase/(decrease) in net assets from capital share transactions	11,244,939	(5,600,162)
Total increase/(decrease) in net assets	8,938,759	25,424,156
NET ASSETS:
Beginning of year	149,675,878	124,251,722
End of year	$158,614,637	$149,675,878

See Notes to Financial Statements.

■  Value Line Centurion Fund, Inc.
 Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$33.07	$26.39	$26.39	$22.09	$20.71
Income/(loss) from investment operations:
Net investment income/(loss)	0.01(1)	0.03	0.02	0.06	0.05
Net gains/(losses) on securities (both realized and unrealized)	4.78	8.64	0.04	4.29	1.37
Total from investment operations	4.79	8.67	0.06	4.35	1.42
Less distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.06)	(0.05)	(0.04)
Distributions from net realized gains	(6.06)	(1.98)	—	—	—
Total distributions	(6.09)	(1.99)	(0.06)	(0.05)	(0.04)
Net asset value, end of year	$31.77	$33.07	$26.39	$26.39	$22.09
Total return*	17.55%	33.07%	0.23%	19.71%	6.86%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$158,615	$149,676	$124,252	$140,804	$132,726
Ratio of gross expenses to average net assets(2)	1.00%	1.01%	1.03%	1.01%	1.04%
Ratio of net expenses to average net assets(3)	0.88%	0.87%	0.89%	0.88%	0.90%
Ratio of net investment income to average net assets	0.02%	0.09%	0.06%	0.23%	0.21%
Portfolio turnover rate	6%	15%	3%	1%	4%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements

December 31, 2020

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks as the investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

December 31, 2020

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2020, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(E) Fund Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

December 31, 2020

(I) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. The Fund or the borrower may terminate the loan at any time. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2020, the Fund was not invested in joint repurchase agreements.
As of December 31, 2020, the Fund did not have any securities on loan.
(J) Other Risks:    An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Fund’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Fund’s investments.
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

December 31, 2020

2.
Capital Share Transactions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	53,702	52,961
Shares issued to shareholders in reinvestment of dividends and distributions	966,224	276,566
Shares redeemed	(553,299)	(511,198)
Net increase (decrease)	466,627	(181,671)

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2020, were as follows:
Purchases of Investment Securities	Sales of Investment Securities
$8,869,531	$24,737,834
The Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in such transactions in the following amounts:
Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
$2,263,670	$—	$—

4.
Income Taxes

At December 31, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation) on Investments
$60,159,874	$99,888,804	$(1,492,767)	$98,396,037
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales and return of capital distributions from corporations.
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
$38,328	$14,362,524	$—	$98,396,037	$—	$—	$112,796,889

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

December 31, 2020

The tax composition of distributions paid to shareholders for the years ended December 31, 2020 and December 31, 2019 were as follows:
	2020	2019
Ordinary income	$125,707	$85,994
Long-term capital gain	26,203,905	8,827,744
	$26,329,612	$8,913,738

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Fund and managing the Fund’s investments for the year ended December 31, 2020, the Adviser was paid a fee at an annual rate of 0.45% of the Fund’s average daily net assets. The investment advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of Fund’s average daily net assets (the “Combined Rate”). The advisory fee component paid by the Fund to the Adviser for each period is calculated by subtracting the amount paid by the Fund for Administrative Services with respect to the same period from the Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. An advisory fee of $650,042 was paid or payable to the Adviser for the year ended December 31, 2020.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2020, fees amounting to $577,354, before fee waivers, were accrued under the Plan. The Distributor has contractually agreed to waive the 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2021. The waiver cannot be terminated before June 30, 2021 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2021. For the year ended December 31, 2020, the fees waived amounted to $186,268. The Distributor has no right to recoup previously waived amounts.
The Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

■ Value Line Centurion Fund, Inc.
 Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Centurion Fund, Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 12, 2021
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

■ Value Line Centurion Fund, Inc.
 Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 100% of the ordinary income distribution paid during the year ended December 31, 2020, qualifies for the corporate dividends received deductions.
During the year ended December 31, 2020, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2020, the Fund distributed $26,203,905 from long-term gains.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Centurion Fund, Inc.
 Board Approval of Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 18, 2020, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2020. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred

■ Value Line Centurion Fund, Inc.
 Management Information
The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 50	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	10	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 64	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2019.	10	None
James E. Hillman Age: 64	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	10	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 82	Director	Since 1983	Chairman, Institute for Political Economy	10	None
Nancy-Beth Sheerr Age: 72	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	10	None

■ Value Line Centurion Fund, Inc.
 Management Information
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 50	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 48	Treasurer and Chief Financial Officer	Since 2020	Treasurer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 70	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, Officer LLC) 2006-2019.
Emily D. Washington Age: 42	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since April 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008-2020.
Robert Scagnelli Age: 59	Vice President	Since 2020	Vice President of each of the Value Line Funds since April 2020; Vice President of the Distributor and the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

Item 2	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3	Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4	Principal Accountant Fees and Services

(a)	Audit Fees 2020 - $24,799

Audit Fees 2019 - $31,954

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2020 -$5,570

Tax Preparation Fees 2019 - $4,393

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2020 - None

Aggregate Non-Audit Fees 2019 - None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13	Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	March 8, 2021